SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                        Date of Report: November 3, 2006
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                        (Date of earliest event reported)

                  Zond Windsystem Partners, Ltd. Series 85-A,
                        a California Limited Partnership
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             (Exact Name of Registrant as Specified in its Charter)

            California              000-51874              77-0081345
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               (State or Other (Commission              (IRS Employer
         Jurisdiction of Incorporation) File Number)    Identification No.)

               1221 Lamar Street, Suite 1600, Houston, Texas 77010
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                    (Address of Principal Executive Offices)

                                 (713) 853-0530
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              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.
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         As previously reported, on September 8, 2006, Zond Windsystem Partners,
Ltd. Series 85-A, a California Limited Partnership (the "Partnership") sold substantially all of its assets to AES Tehachapi Wind, LLC ("AES Tehachapi") effective as of August 31, 2006, pursuant to the Purchase and Sale Agreement dated as April 12, 2006, by and among Enron Wind Systems, LLC ("EWS"), ZWHC LLC ("ZWHC"), Zond Windsystem Partners, Ltd. Series 85-B, a California Limited Partnership ("Series 85-B") and the Partnership, as sellers and AES
Tehachapi and SeaWest Holdings, Inc., as purchasers, as amended by the First Amendment to Purchase and Sale Agreement dated as of July 31, 2006, the Second Amendment to Purchase and Sale Agreement dated as of August 31, 2006, the Third Amendment to Purchase and Sale Agreement dated as of September 7, 2006 and the letter agreement dated October 12, 2006 (collectively, the "Purchase
Agreement"). Pursuant to the terms of the Purchase Agreement, the Partnership, Series 85-B, ZWHC and EWS (collectively, the "Enron Wind Parties") received an aggregate consideration of $15,375,000 (the "Purchase Price").

         On November 3, 2006, the Enron Wind Parties entered into a letter agreement pursuant to which they agreed to allocate and distribute the Purchase Price among the Enron Wind Parties (the "Allocation Agreement"). This allocation was based upon a third party asset valuation and allocation report provided to the Enron Wind Parties. Pursuant to the terms of the Allocation Agreement, the Partnership received $2,584,200 of the Purchase Price as consideration for the assets it sold pursuant to the Purchase Agreement.

         As previously reported, the Partnership will wind up its affairs, file with the Securities and Exchange Commission a Form 15 to terminate registration, and make all required filings with the Secretary of State of the State of California to cancel the Partnership's Certificate of Limited Partnership.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Zond Windsystem Partners, Ltd. Series 85-A,
                                a California Limited Partnership
                                By:  Zond Windsystems Management III LLC,
                                     General Partner


Date: November 8, 2006          By:     /s/ Jesse E. Neyman
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                                Name:   Jesse E. Neyman
                                Title:  President and
                                        Chief Executive
                                            Officer







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